Exhibit 10.1

TENTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
THIS TENTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of July 25, 2025 (the “Effective Date”), by and between: UNIVERSAL ELECTRONICS INC., a Delaware corporation (“Borrower”), the lenders from time to time parties hereto (each a “Lender” and collectively the “Lenders”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association as administrative agent (the “Administrative Agent”), has reference to the following facts and circumstances (the “Recitals”):
A.Borrower, Lenders and the Administrative Agent have executed a Second Amended and Restated Credit Agreement dated as of October 27, 2017, as amended by a First Amendment to Second Amended and Restated Credit Agreement dated as of May 4, 2018, December 18, 2023, a Second Amendment to Second Amended and Restated Credit Agreement dated as of December 20, 2018, a Third Amendment to Second Amended and Restated Credit Agreement dated as of November 1, 2019, a Fourth Amendment to Second Amended and Restated Credit Agreement dated as of January 7, 2021, a Fifth Amendment to Second Amended and Restated Credit Agreement dated as of October 25, 2021, a Sixth Amendment to Second Amended and Restated Credit Agreement dated as of May 3, 2023, a Seventh Amendment to Second Amended and Restated Credit Agreement dated as of March 13, 2024, an Eighth Amendment to Second Amended and Restated Credit Agreement dated as of August 16, 2024, and a Ninth Amendment to Second Amended and Restated Credit Agreement dated as of December 16, 2024 (as amended, the “Credit Agreement”; all capitalized terms not otherwise defined herein shall have the same meanings as ascribed to them in the Credit Agreement); and

B.Borrower’s obligations under the Credit Agreement and the Note executed by Borrower thereunder are described in and secured by certain security documents (collectively, the “Security Documents”), including, but not limited to (i) a Security Agreement dated as of October 2, 2012, executed by Borrower in favor of the Administrative Agent, as amended by an Amendment to Security Agreement dated as of October 27, 2017, (ii) a Confirmatory Grant of Security Interests in Trademarks dated as of September 14, 2012, executed by Borrower in favor of the Administrative Agent, as thereafter amended or supplemented from time to time, (iii) a Confirmatory Grant of Security Interests in Patents dated as of September 14, 2012, executed by Borrower in favor of the Administrative Agent, as thereafter amended or supplemented from time to time, and (iv) a Continuing Guaranty dated as of October 25, 2021, executed by Universal Electronics BV in favor of Administrative Agent.

C.Borrower has requested Lenders and the Administrative Agent to amend the terms of the Credit Agreement in the manner set forth herein; and Lenders and the Administrative Agent are willing to agree to amend the terms of the Credit Agreement on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the premises, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Lenders and the Administrative Agent hereby agree as follows:
1.Recitals. The Recitals are true and correct, and, with the defined terms set forth herein, are incorporated by this reference.

2.Amendment to Credit Agreement. As of the Effective Date, Subparagraph (i) of Section 6.16 of the Credit Agreement titled “Liens” is deleted in its entirety and the following substituted in lieu thereof:
“(i) Liens in favor of Bank of China securing Indebtedness in an amount not to exceed $21,000,000, provided that such Liens do not extend to any Property located in the United States;”

3.Binding Obligations. The Credit Agreement, the Note and the Security Documents, are, and shall remain, the binding obligations of Borrower and/or other third parties, and all of the provisions, terms, stipulations, conditions, covenants and powers contained therein shall stand and remain in full force and effect, except only as the same are herein and hereby expressly and specifically varied or amended, and the same are hereby ratified and confirmed, and Lenders and the Administrative Agent reserve unto themselves all rights and privileges granted thereunder.

4.Reaffirmation; Authority. Borrower hereby reaffirms all representations, warranties, covenants and agreements recited in the Credit Agreement, the Note, and the Security Documents as of the date hereof, and the same are hereby adopted as representations, warranties, covenants and agreements of Borrower herein. Borrower further represents and warrants that it is not in default under any of its obligations under the Credit Agreement, the Note, and the Security Documents, and that it has full power and authority to execute and deliver this Amendment, and that the execution and delivery hereof has been duly authorized, and that all necessary and proper acts have been performed or taken.

5.Release. In consideration for and in order to induce Lenders and the Administrative Agent to enter into this Amendment, Borrower, for itself and its members, shareholders, directors, officers, employees, agents, guarantors, successors and assigns, hereby unconditionally release Lenders and the Administrative Agent and each of their shareholders, directors, officers, employees, agents, affiliates, successors and assigns (collectively, the “Lender Released Parties”) of and from any and all liabilities, claims, demands, suits and/or causes of action, if any, whether known or unknown, for any action taken by any of the Lender Released Parties or for any failure by any of the Lender Released Parties to take any action at any time prior to the execution of this Amendment. Borrower expressly acknowledges and agrees that this release applies to all claims for injuries, damages or losses that Borrower may have against the Lender Released Parties (whether those injuries, damages, or losses are known or unknown, foreseen or unforeseen, or patent or latent). This Release is not conditional and is effective notwithstanding the failure of Borrower to satisfy any of the conditions set forth in this Amendment.
6.Further Assurances. Following the Effective Date of this Amendment, Borrower agrees to execute and deliver to the Administrative Agent at any time and from time to time any and all further conveyances, assignments, confirmations, satisfactions, releases, instruments of further assurance, approvals, consents and any and all such further instruments and documents as may be reasonably necessary, appropriate, expedient or proper in the opinion of the Administrative Agent or its counsel in order to effectuate, complete, perfect or protect the transactions described herein or in the Credit Agreement, the Note, the Security Documents or any other documents executed in connection therewith or contemplated thereby.
7.Expenses. Borrower agrees to pay all reasonable expenses incurred by the Administrative Agent in connection with the Credit Agreement, as amended by this Amendment, including, but not limited to, the Administrative Agent’s legal fees, recording fees and collateral examination fees. Said sums are payable on demand and are secured by the Security Documents.
8.Applicable Law. This Amendment shall be governed by and construed in accordance with the substantive laws of the State of Arizona (without reference to conflict of law principles) but giving effect to federal laws applicable to national banks.
9.Counterparts; Electronic Images. This Amendment may be executed in any number of counterparts (including telecopy counterparts), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Borrower hereby acknowledges the receipt of a copy of this Amendment and all other Loan Documents. The Administrative Agent may, on behalf of Borrower, create a microfilm or optical disk or other electronic image of this Amendment and any or all of the Loan Documents. The Administrative Agent may store the electronic images of this Amendment and any other Loan Document in its electronic form and then destroy the paper original as part of the Administrative Agent’s normal business practices, with the electronic image deemed to be an original.

10.Closing Conditions. Notwithstanding any provision contained in this Amendment to the contrary, this Amendment shall not be effective unless and until the Administrative shall have received the following, all in form acceptable to Lenders:

(a)this Amendment, duly executed by Borrower and each Lender;
(b)reimbursement of fees and expenses incurred by Lenders in connection with the preparation of this Amendment in the aggregate amount of $    ;

(c)the Consent of Guarantors attached hereto, duly executed by each of the Guarantors;

(c)Borrowing Resolutions of the Board of Directors of Borrower, duly executed by the Secretary of Borrower; and
(d)such other documents and information as required by Lenders.

Borrower and Lenders have executed this Amendment as of the Effective Date.

[SIGNATURES ON FOLLOWING PAGE]

SIGNATURE PAGE
EIGHTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
dated July 25, 2025

UNIVERSAL ELECTRONICS INC.

By :/s/ Bryan M. Hackworth     Name: Bryan M. Hackworth
Title: Senior Vice President and Chief Financial Officer
Lenders:

U.S. BANK NATIONAL ASSOCIATION,
as a Lender, as LC Issuer and as Administrative Agent

By:/s/ Miranda Jones     Name: Miranda Jones
Title: Vice President

CONSENT OF GUARANTOR
The undersigned hereby consents to the terms, provisions and conditions contained in that certain Tenth Amendment to Second Amended and Restated Credit Agreement dated as of July 25, 2025 (the “Amendment”), executed by and between UNIVERSAL ELECTRONICS INC., a Delaware corporation (“Borrower”) and U.S. BANK NATIONAL ASSOCIATION, as a Lender, the L/C Issuer and the Administrative Agent (“Lender”). The undersigned hereby (i) acknowledges and agrees that the execution and delivery of the Amendment will not adversely affect or impair any of its obligations to Lender under that certain Continuing Guaranty dated as of October 25, 2021, executed by the undersigned in favor of Lender with respect to the indebtedness of Borrower to Lender (collectively, the “Guaranty”) (ii) agrees that the payment of all of the indebtedness, liabilities and obligations of Borrower to Lender, including without limitation, all obligations of the Borrower arising under or in connection with the Credit Agreement described in the Amendment (as defined in the Amendment), is guaranteed to Lender by the undersigned pursuant to the terms of the Guaranty, (iii) warrants and agrees that the Guaranty is in full force and effect on the date hereof and the same is hereby ratified and confirmed, and (iv) the release set forth in Section 5 of the Amendment applies mutatis mutandis to the undersigned with full force and effect as though the undersigned were a party to such provisions as set forth therein.

UNIVERSAL ELECTRONICS BV

By :/s/ Bryan M. Hackworth     Print Name: Bryan M. Hackworth         Title: CFO